Goodwill	12 Months Ended
Dec. 31, 2019
Text block [abstract]
Goodwill

		UNITED STATES DOLLAR
		2019	2018
14.	GOODWILL
	Balance at beginning of the year	—	76.6
	Impairment	—	(71.7)
	Translation adjustment	—	(4.9)

	Balance at end of the year	—	—

The goodwill arose on the acquisition of South Deep and was attributable to the upside potential of the asset, synergies, deferred tax and the gold multiple.
The total goodwill is allocated to South Deep, the cash generating unit (“CGU”), where it is tested for impairment. For the year ended 31 December 2018, the Group fully impaired the remaining South Deep goodwill balance by recognising an impairment of R963.9 million (US$71.7 million) at South Deep.
In line with the accounting policy, the recoverable amount was determined with reference to “fair value less costs of disposal” (“FVLCOD”). Management’s estimates and assumptions used in the 31 December 2018 FVLCOD calculation include:

•	Long-term gold price of R525,000 per kilogram (US$1,200 per ounce) for 2019 and R550,000 per kilogram (US$1,300 per ounce) for the life-of-mine of 75 years;

•	A nominal discount rate of 13.5%;

•	Fair value of US$17.0 per resource ounce, used for resource with infrastructure to calculate the expected cash flows associated with value beyond proved and probable reserves;

•	Resource ounces of 24.5 million ounces; and

•	The annual life-of-mine plan takes into account the following:

•	proved and probable ore reserves of South Deep;

•	cash flows are based on the life-of-mine plan which exceeds a period of five years; and

•	capital expenditure estimates over the life-of-mine plan.